                                                                EXHIBIT NO. 99.6

June 7, 2007

Citibank, N.A.
Confirmations Unit
333 West 34th, 2nd Floor
New York, NY 10001, USA
Tel: (212) 615-8981
Fax: (212) 615-8985

RE: Confirmation of Primary Swap Relating to the Class A-2b Notes

Transaction Reference Number: M072618

Dear Ladies and Gentlemen:

     The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction (the "Primary Swap") entered into between Citibank, N.A. (the "Counterparty") and Capital Auto Receivables Asset Trust 2007-SN1 (the "Trust") as of the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Primary ISDA Agreement specified below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. The parties agree that this transaction is a Transaction under the ISDA Master Agreement of the parties dated as of June 7, 2007. The agreement is comprised of the printed form of such agreement as published by ISDA, as supplemented and modified by a Schedule (the "Primary ISDA Agreement").

     This Confirmation constitutes a binding agreement between you and us and will supplement, form a part of, and be subject to the Primary ISDA Agreement described above as amended and supplemented from time to time.

     The Counterparty and the Trust acknowledge that this Transaction relates to the CARAT 2007-SN1 Class A-2b Floating Rate Asset Backed Notes (the "Notes" or "Reference Notes") issued by the Trust for value pursuant to and subject to the CARAT Indenture.

     Capitalized terms used and not otherwise defined herein, in the Primary ISDA Agreement or in the Definitions shall have the meanings assigned to them in Exhibit A or Exhibit B hereto, as applicable.

     All references to "dollars" or to "$" shall be references to amounts in United States Dollars.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction: Interest Rate Swap.

     Notional Amount: $480,000,000 with respect to the initial Calculation Period. The Notional Amount with respect to each Calculation Period thereafter shall be equal to the Reference Note Balance as of the close of business on the Distribution Date at the beginning of the relevant Calculation Period (as set forth in the Calculation Statement (defined below) delivered by GMAC to the Counterparty on or prior to the Determination Date relating to such Calculation Period pursuant to Section 3 below).

          Trade Date: May 31, 2007.

     Effective Date: June 7, 2007.

     Termination Date: The earlier of the close of business on (i) October 15, 2009 and (ii) the Fixed Rate Payer Payment Date on which the Notional Amount is reduced to zero; subject to adjustment in accordance with Following Business Day Convention.

     Fixed Amounts:

     Fixed Rate Payer: The Trust.

     Fixed Rate Payer Period End Dates: The 15th calendar day of each month, commencing June 15, 2007, to and including the Termination Date, in each case, subject to adjustment in accordance with the Following Business Day Convention.

     Fixed Rate Payer Payment Date: With respect to each Calculation Period, the day that is one Business Day prior to the first Distribution Date to occur following the last day of such Calculation Period.

     Fixed Rate: 5.375%.

     Fixed Rate Day Count Fraction: 30/360.

     Floating Amounts:

     Floating Rate Payer: The Counterparty.

     Floating Rate Payer Period End Dates: Each Fixed Rate Payer Period End
     Date.

     Floating Rate Payer Payment Dates: Each Fixed Rate Payer Payment Date.

     Reset Dates: With respect to each Calculation Period, the first day of such Calculation Period.

     Floating Rate Option: LIBOR (as defined in Exhibit A hereto).

     Spread: Plus 3 Basis Points.

     Floating Rate Day Count Fraction: Actual/360.

     Compounding: Inapplicable.

     Business Days for Payment: New York (New York), Detroit (Michigan) and Chicago (Illinois).

     Calculation Agent: GMAC LLC, as agent for and on behalf of the Trust.

     Default Rate: For any United States Dollar payments, the rate determined under the option entitled "USD Federal Funds - H.15" plus 1% using daily Reset Dates. The Default Rate will be applied on the basis of Compounding as if the overdue amount were a Notional Amount and using daily Compounding Dates, and interest will accrue and be payable before as well as after judgment.

3. Calculations and Notifications: On or before each Determination Date, the Calculation Agent shall determine the Fixed Amount due to the Counterparty on the next succeeding Fixed Rate Payer Payment Date and the Floating Amount due to the Trust on the next succeeding Floating Rate Payer

     Payment Date and the Calculation Agent shall notify the Counterparty in writing of both (i) the Floating Rate and (ii) the amount of such payment.

     In addition, on each Determination Date the Trust shall deliver to the Counterparty (by facsimile with hard copy to follow) a statement (the "Calculation Statement") setting forth with respect to the close of business on the immediately preceding Distribution Date the Reference Note Balance as of such Distribution Date.

     The Trust will give the Counterparty prompt written notice of any Default under the CARAT Indenture.

4.   Credit Downgrade:

     (A) S&P Downgrade: In the event that the Joint Probability is reduced below AA- in the case of S&P, the Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and GMAC of such event and (unless, within thirty (30) days after such reduction, the applicable Rating Agency has reconfirmed the ratings of the Reference Notes and the Other Securities that were in effect immediately prior to such reduction) the Counterparty shall within thirty (30) days of receipt of notice of such reduction, with the prior written confirmation of the applicable Rating Agency that such arrangement will not result in the reduction of the rating of any of the Reference Notes or the Other Securities existing immediately prior to the reduction of the applicable Joint Probability, either:

          (1) (x) obtain a substitute swap provider (the "Substitute Swap Provider") acceptable to the Trust, such acceptance to be deemed to exist unless the Indenture Trustee provides a basis for objection to such Substitute Swap Provider within two (2) Business Days of receipt of notice from the Counterparty, and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld), provided such replacement would result in an S&P Joint Probability of at least AA-, except that such Substitute Swap Provider shall thenceforth be the "Counterparty" hereunder; or (y) replace, with the consent of the then-current Offsetting Counterparty, the swap transaction with the then-current Offsetting Counterparty with a swap transaction with a replacement Offsetting Counterparty or enter into a swap transaction with another party such that such party shall be acting as an intermediary between the Counterparty and the then-current Offsetting Counterparty (such replacement or intermediary being the "Replacement Offsetting Counterparty"), in either case on terms approved by the Rating Agencies; or

          (2) enter into an ISDA Credit Support Annex ("CSA") with the Trust mutually acceptable to the Trust and the Counterparty and, if the Counterparty is required to post collateral pursuant to such CSA, at the time such CSA is entered into, the Counterparty shall request its legal counsel to deliver to each applicable Rating Agency an opinion as to the enforceability thereof; or

          (3) enter into such other credit support arrangements acceptable to the applicable Rating Agency to assure performance by the Counterparty of its obligations under this Transaction.

     Notwithstanding the foregoing, in the event that the Joint Probability is reduced below A- in the case of S&P, then the Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and the Offsetting Counterparty of such event and (unless, within thirty
     (30) days after such reduction the applicable Rating Agency has reconfirmed the ratings of the Reference Notes and the Other Securities that were in effect immediately prior to such reduction) the Counterparty shall within thirty (30) days of receipt of notice of such reduction, with the prior written confirmation of the applicable Rating Agency that such arrangement will not result in the reduction of the rating of any of the Reference Notes or the Other Securities existing immediately prior to the reduction of the S&P Joint Probability as a direct result of the reduction of such Joint Probability, obtain a Substitute Swap Provider acceptable to the Trust, such acceptance to be deemed to exist unless the Indenture Trustee provides a basis for objection to such Substitute Swap Provider within two
     (2) Business Days of receipt of notice from the Counterparty, and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld) provided such replacement would result in an S&P Joint Probability of at least AA-, except that such Substitute Swap Provider shall thenceforth be the "Counterparty" hereunder.

     (B) Fitch Downgrade: In the event that the short-term rating assigned by Fitch to the unsecured, unsubordinated debt of the Counterparty falls below "F1" or the long-term debt rating assigned by Fitch to the unsecured, unsubordinated debt of the Counterparty falls below "A" (such downgrade, a "FITCH DOWNGRADE"), then, the Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and GMAC of such Fitch Downgrade and the Counterparty shall within thirty (30) days of receipt of notice of such reduction, either:

          (1) (x) obtain a Substitute Swap Provider acceptable to the Trust, such acceptance to be deemed to exist unless the Indenture Trustee provides a basis for objection to such Substitute Swap Provider within two (2) Business Days of receipt of notice from the Counterparty, and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld), provided such replacement would result in an Fitch unsecured, unsubordinated debt rating of at least "A" (long-term) and "F1" (short-term), except that such Substitute Swap Provider shall thenceforth be the "Counterparty" hereunder; or

          (2) enter into a CSA with the Trust mutually acceptable to the Trust and the Counterparty and on terms approved by Fitch at the time such CSA is entered into; or

          (3) arrange for an entity with a rating assigned by Fitch to the unsecured, unsubordinated debt of at least "F1" (short-term) and "A" (long-term) to provide an unconditional guaranty for its obligations hereunder; or

          (4) enter into such other credit support arrangements acceptable to Fitch to assure performance by the Counterparty of its obligations under this Transaction.

     Notwithstanding the forgoing, in the event that the short-term rating assigned by Fitch to the unsecured, unsubordinated debt of the Counterparty falls below "F3" or the long-term debt rating assigned by Fitch to the unsecured, unsubordinated debt of the Counterparty falls below "BBB-", then the Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and GMAC of such Fitch Additional Downgrade and the Counterparty shall within thirty (30) days of receipt of notice of such reduction, satisfy the requirements set forth in either sub-paragraph 4(B)(1), (3) or (4) above.

     Upon any replacement of this Transaction with a swap transaction with a Substitute Swap Provider, this Transaction shall terminate without any payment by either party hereto and any and all collateral posted by the Counterparty shall be returned to it within three (3) Business Days and any other form of collateral arrangement (including letters of credit, surety bond or other guarantee) provided by or on behalf of the Counterparty shall terminate.

     In the event that the Counterparty fails to satisfy its obligations set forth above in this Section 4, the Trust or any permitted assignee or transferee of the Trust shall have the option, exercisable in its discretion and with regard to the interests of the CARAT 2007-SN1 Noteholders, within ten (10) Business Days following the date of expiry of the thirty (30) day period after the date of receipt of notice of the reduction (unless, within thirty (30) days of receipt of notice of such reduction, the applicable Rating Agency has reconfirmed the rating of the Reference Notes that was in effect immediately prior to such reduction), to designate (in writing) an Early Termination Date on the basis that such failure shall be treated as a Termination Event with the Counterparty as the Affected Party. For the avoidance of doubt, the Counterparty and the Trust acknowledge and agree that any such failure shall not constitute an Event of Default.

5.   Account Details:

          Payments to Fixed Rate Payer:

               The Bank of New York - New York, NY
               ABA #021000018
               For credit to GLA: 211705
               For Final Credit to: 775815
               Account of: CARAT 2007-SN1
               Attn: Keith Richardson (312) 827-8572

          Payments to Floating Rate Payer:

               Citibank, N.A.
               ABA: 021000089
               Swift: CITIUS33
               Account Number: 00167679

6. Limited Recourse: Notwithstanding anything to the contrary contained herein but without limiting the Counterparty's rights under Section 5(a)(i) of the Primary ISDA Agreement, all of the obligations of the Trust shall be payable by the Trust only at the times and to the extent of funds available therefor under the Trust Sale and Administration Agreement and, to the extent such funds are not available or are insufficient for the payment thereof, shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as, and then to the extent that, the Trust has assets sufficient to pay such prior deficiency. This paragraph shall survive the termination of this Agreement but in all cases shall expire one year and one day after the final payment with respect to all notes and certificates issued by the Trust.

7. Limitation of Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as CARAT Owner Trustee of the Trust in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations,


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

     undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank Trust Company Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

8. To the extent that a capitalized term in this Transaction is defined by reference to a related definition contained in any CARAT Basic Document, for purposes of this Transaction only, such capitalized term shall be deemed to be amended only if the amendment of the term in a CARAT Basic Document relating to such capitalized term occurs with the prior written consent of the Counterparty.

                                     * * * *


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

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                        CAPITAL AUTO RECEIVABLES ASSET
                                        TRUST 2007-SN1

                                        By: DEUTSCHE BANK TRUST COMPANY
                                            DELAWARE, not in its individual
                                            capacity but solely as CARAT Owner
                                            Trustee


                                        By: /s/ Jenna Kaufman
                                            ------------------------------------
                                        Name: Jenna Kaufman
                                        Title: Attorney-in-Fact


                                        By: /s/ Aranka R. Paul
                                            ------------------------------------
                                        Name: Aranka R. Paul
                                        Title: Attorney-in-Fact


Accepted and confirmed as
of the date first written above:

CITIBANK, N.A.


By: /s/ Frank A. Licciardello
    ---------------------------------
Name: Frank A. Licciardello
Title: Authorized Signatory


Acknowledged and agreed as
of the date first written above:

GMAC LLC,
solely as Calculation Agent


By: /s/ P.M. Surhigh
    ---------------------------------
Name: P.M. Surhigh
Title: Director - U.S. &
       International Funding Group

     [SIGNATURE PAGE CARAT 2007-SN1 - PRIMARY INTEREST RATE SWAP (CONFIRMATION)]

                                    EXHIBIT A

The following terms shall have the following meanings in this Confirmation:

     "Calculation Period": means, with respect to each party hereunder, each period from, and including one Period End Date of that party to, but excluding, the next following Period End Date of that party during the Term of the Swap Transaction, except that the initial Calculation Period for that party will commence on, and include, the Effective Date.

     "CARAT Indenture": the CARAT Indenture, dated as of the date hereof between the Trust and the CARAT Indenture Trustee, as amended and supplemented from time to time in accordance with its terms.

     "CARAT Indenture Trustee": Citibank, N.A., not in its individual capacity but solely as trustee under the CARAT Indenture, or any successor trustee under the CARAT Indenture.

     "Determination Date": the tenth (10th) day of each calendar month, or if such [tenth (10th)] day is not a Business Day, the next succeeding Business Day.

     "Distribution Date": the fifteenth (15th) day of each succeeding calendar month following the Effective Date or, if such fifteenth (15th) day is not a Business Day, the next such succeeding Business Day, commencing June 15, 2007.

     "LIBOR": means for any Calculation Period with respect to each Floating Rate Payer Payment Date, the rate for deposits in U.S. Dollars for a period of one month which appears on the Reuters Telerate Service Page 3750 as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the first day of the Calculation Period preceding such Floating Rate Payer Payment Date (or, in the case of the initial Floating Rate Payer Payment Date, two LIBOR Business Days prior to the Closing Date). If the rate does not appear on that date on Telerate Service Page 3750 (or any other page as may replace that page on that service, or if that service is no longer offered, any other service commonly used in the interbank market for displaying LIBOR or comparable rates as may be selected by the CARAT Indenture Trustee after consultation with the Seller), then LIBOR will be the Reference Bank Rate.

     "LIBOR Business Day": any day other than a Saturday, Sunday or any other day on which banks in London are required or authorized to be closed.

     "Other Securities": Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, and Class D Notes.

     "Reference Bank Rate": means for any Calculation Period for any Floating Rate Payer Payment Date, the per annum rate determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which will be four major banks that are engaged in transactions in the London interbank market, selected by the Calculation Agent) as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the first day of the Calculation Period preceding such Floating Rate Payer Payment Date to prime banks in the London interbank market for a period of one month, in amounts approximately equal to the principal amount of the Reference Notes then outstanding. The Calculation Agent will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations, rounded upwards to the nearest one-sixteenth of one percent. If on that date fewer than two quotations are provided as requested, the rate will be the arithmetic mean, rounded upwards to the nearest one-sixteenth of one percent, of the rates quoted by one or more major banks in New York City, selected by the Calculation Agent, as of 11:00 a.m., New York City time, on that date to leading European banks for United States dollar deposits for a period of one month in amounts approximately equal to the principal amount of the Reference Notes then outstanding. If no quotation can be obtained, then LIBOR will be the rate for the prior Floating Rate Payer Payment Date.

     "Reference Note Balance": as of the Effective Date, $480,000,000 and, with respect to each Distribution Date thereafter, the aggregate principal balance of any and all outstanding Reference Notes.

     "Seller": Capital Auto Receivables, Inc., which has executed the Trust Sale and Administration Agreement as the Seller, or its successor in interest pursuant to Section 3.03 of the Trust Sale and Administration Agreement.

     "Trust Sale and Administration Agreement": the Trust Sale and Administration Agreement, dated as of the date hereof between the Seller, GMAC LLC, as Trust Administrator, and the Trust, as amended, modified and supplemented from time to time in accordance with its term.

                                    EXHIBIT B

     "Contingent Party": the Offsetting Counterparty or the Replacement Offsetting Counterparty, as applicable.

     "DBRS": Dominion Bond Rating Service, Inc. or any successor thereto.

     "Fallback Swap Transaction": the swap transaction entered into by the Trust and Offsetting Counterparty relating to the Class A-2b Floating Rate Asset Backed Notes.

     "Fitch": Fitch, Inc., or any successor thereto.

     "Joint Probability": the S&P Joint Probability.

     "Offsetting Counterparty" means GMAC LLC or any successor thereto ("GMAC") under the Fallback Swap Transaction entered into between the Trust and GMAC.

     "Primary Party": the Counterparty, unless a Substitute Swap Provider has been obtained, in which case it shall be the Substitute Swap Provider or, if applicable, a guarantor thereof.

     "Rating Agency": each of DBRS, S&P and Fitch.

     "S&P": Standard & Poor's Ratings Services and its successors.

     "S&P Joint Probability" means the joint probability determined by S&P of the long-term likelihood of payment under the interest rate swap determined by locating the intersection of the Counterparty's long term senior unsecured debt rating and the Contingent Party's long-term senior unsecured debt rating in the following table:

                          IMPLIED JOINT SUPPORT RATING

PRIMARY PARTY

CONTINGENT
PARTY               AAA   AA+   AA    AA-    A+    A     A-   BBB+   BBB    BBB-
----------   ----   ---   ---   ---   ---   ---   ---   ---   ----   ----   ----
             AAA    AAA   AAA   AAA   AAA   AAA   AAA   AAA   AAA    AAA    AAA
             AA+    AAA   AAA   AAA   AAA   AAA   AAA   AAA   AAA    AAA    AAA
             AA     AAA   AAA   AAA   AAA   AAA   AAA   AAA   AA+    AA+    AA+
             AA-    AAA   AAA   AAA   AA+   AA+   AA+   AA+   AA+    AA+    AA
             A+     AAA   AAA   AAA   AA+   AA+   AA+   AA+   AA     AA     AA-
             A      AAA   AAA   AAA   AA+   AA+   AA    AA    AA-    AA-    A+
             A-     AAA   AAA   AAA   AA+   AA+   AA    AA-   A+     A+     A
             BBB+   AAA   AAA   AA+   AA+   AA    AA-   A+    A      A      A-
             BBB    AAA   AAA   AA+   AA+   AA    AA-   A+    A      A-     BBB+
             BBB-   AAA   AAA   AA+   AA    AA-   A+    A     A-     BBB+   BBB

Notwithstanding the foregoing, (i) in the event that the long-term senior unsecured debt rating of either the Primary Party or the Contingent Party is rated below BBB- by S&P, then the S&P Joint Probability shall be the higher of the then current long-term senior unsecured debt rating of the Primary Party and the Contingent Party and (ii) in the event that under the Triparty Agreement the Offsetting Counterparty has acceded to the rights of the Counterparty and no swap transaction has been effected with an additional contingent counterparty or replacement swap counterparty under the circumstances contemplated by Section
2.02 of the Triparty

Agreement, then the term "S&P Joint Probability" shall refer to the Offsetting Counterparty's long-term senior unsecured credit rating assigned by S&P (and, for the avoidance of doubt, the obligations of the Counterparty specified in
Section 4 of this Confirmation shall constitute obligations of the Offsetting Counterparty).

     "Triparty Agreement": the Triparty Contingent Assignment Agreement dated as of the Effective Date among the Trust, the Offsetting Counterparty and the Counterparty.


                                      B-2